Financial structure and financial costs - Net-debt-to-equity ratio (Details) - USD ($) $ in Millions	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Net-debt-to-equity ratio
Current borrowings	$ 13,645	$ 15,893	$ 13,617
Other current financial liabilities	372	203	487
Current financial assets	(12,183)	(4,519)	(3,847)
Net financial assets and liabilities held for sale or exchange	(4)	313	301
Non-current financial debt	41,868	52,467	41,510
Non-current financial assets	(1,557)	(3,762)	(748)
Cash and cash equivalents	(21,342)	(31,268)	(27,352)	$ (27,907)
Net financial debt	20,799	29,327	23,968
Shareholders' equity - TotalEnergies share	111,736	103,702	116,778
Distribution of the income based on existing shares at the closing date	3,263	2,383	2,527
Total shareholders' equity	$ 114,999	$ 106,085	$ 119,305	$ 118,114
NET-DEBT-TO-CAPITAL RATIO EXCLUDING LEASES	15.30%	21.70%	16.70%